UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 10, 2008

                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-51958                   20-5361360
(State or other jurisdiction   (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)


                             12670 HIGH BLUFF DRIVE
                           SAN DIEGO, CALIFORNIA 92130
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)         Compensatory Plan.

            On March 10, 2008, the Board of Directors (the "Board") of NextWave Wireless Inc. ("NextWave") approved and adopted an amendment (the "Amendment") to the IPWireless, Inc. Employee Stock Bonus Plan (the "IPW Plan"), pursuant to which certain employees of IPWireless, Inc. ("IPWireless") may receive up to an aggregate of $7.0 million in shares of NextWave common stock upon the achievement of certain operational milestones. The Amendment provides for the acceleration of payments under the IPW Plan to certain employees of IPWireless with whom NextWave has entered into non-competition agreements. Whereas prior to the Amendment, all participants in the IPW Plan were entitled to receive 30% of their total award allocation in 2008, 35% of their allocation in 2009 and 35% of their allocation in 2010, pursuant to the Amendment, employees with whom NextWave has executed non-competition agreements will be entitled to receive 45% of their total award allocation in 2008, 45% of their allocation in 2009 and 10% of their allocation in 2010. In each case, payment remains subject to the achievement of certain operational milestones and payments to employees with whom NextWave does not have non-competition agreements remain unchanged. After giving effect to the Amendment, the operational milestones now give credit for Shipped Revenue (as defined in the IPW Plan) attributable to all business lines of IPWireless, while previously credit was only given for Shipped Revenue of the TDtv and Public Safety businesses. The Amendment to the IPW Plan was effective immediately.

            William Jones, the Chief Executive Officer of NextWave Network Products, is a participant in the IPW Plan and may be entitled to receive compensation in the form of NextWave common stock, par value $0.001 (the "Common Stock"), as a result of his participation in the IPW Plan. The adoption of the Amendment accelerates the timing of certain payments to Dr. Jones in connection with the IPW Plan, and, as a result of the Amendment, Dr. Jones will receive $389,043 payable in Common Stock in 2007, subject to reduction in connection with applicable tax withholding obligations, and may receive up to $475,496 payable in Common Stock during 2009-2010.


ITEM 8.01   OTHER EVENTS.

            On March 21, 2008, NextWave issued a press release announcing the achievement of certain revenue milestones in 2007 by IPWireless, which has triggered an additional consideration payment in the amount of $50 million to certain former stakeholders of IPWireless. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            In addition, on March 21, 2008, NextWave issued a press release announcing the issuance of shares pursuant to participation awards under the IPW Plan based on the achievement by IPWireless of 2007 revenue milestones set forth in the IPW Plan. These issuances are subject to the exception to NASDAQ Marketplace Rule 4350 requiring shareholder approval of equity-based incentive plans. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.


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Exhibit No.                            Description
-----------                            -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Makes Revenue Milestone Payment to IPWireless Stockholders", dated March 21, 2008.

Exhibit 99.2 Press Release entitled "NextWave Wireless Issues Stock Awards to Employees of IPWireless, Inc. Under Nasdaq Inducement Exception", dated March 21, 2008.





























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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 2008
                               NEXTWAVE WIRELESS INC.


                               By:  /s/  Frank A. Cassou
                                  ------------------------------
                                  Frank A. Cassou
                                  Executive Vice President-Corporate
                                  Development, Chief Legal Counsel and
                                  Secretary
























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



                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Makes Revenue Milestone Payment to IPWireless Stockholders", dated March 21, 2008.

Exhibit 99.2 Press Release entitled "NextWave Wireless Issues Stock Awards to Employees of IPWireless, Inc. Under Nasdaq Inducement Exception", dated March 21, 2008.






















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